UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): January 20, 2016 (January 15, 2016)
SunEdison, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13828	56-1505767
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13736 Riverport Drive, Suite 180 Maryland Heights, Missouri	63043
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:  (314) 770-7300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement.

On January 15, 2016, SunEdison, Inc. (“SunEdison”) entered into an amendment (the “Purchase Agreement Amendment”) to the Purchase and Sale Agreement, dated as of December 29, 2015 (the “Purchase Agreement”), by and among SunEdison, Seller Note, LLC, a wholly-owned subsidiary of SunEdison (the “Note Issuer”), certain affiliates of the D.E. Shaw group, Madison Dearborn Capital Partners IV, L.P. and Northwestern University (collectively, other than SunEdison and the Note Issuer, “Buyers”).

The Purchase Agreement Amendment was entered into in connection with Buyers’ designation of 8minutenergy Renewables, LLC and an affiliate of the D. E. Shaw group (and their designated affiliates) (collectively, the “Buyer Designees”) under the Purchase Agreement to purchase, in lieu of Buyers as the acquirers, from SunEdison certain solar projects and related assets under development referred to as the Mount Signal 2 project and the Mount Signal 3 project (“Mount Signal 2” and “Mount Signal 3”, respectively). The Purchase Agreement Amendment clarifies the rights and obligations of SunEdison, Buyers and the Buyer Designees under the Purchase Agreement in respect of Mount Signal 2 and Mount Signal 3 and modifies certain covenants under the Purchase Agreement related to Mount Signal 2 and Mount Signal 3, involving credit support and payments to third parties.

Other than as expressly modified by the Purchase Agreement Amendment, the Purchase Agreement remains in full force and effect as originally executed on December 29, 2015.

The foregoing description of the Purchase Agreement Amendment is qualified in its entirety by reference to the Purchase Agreement Amendment, a copy of which has been filed hereto as Exhibit 2.1, and is incorporated by reference into this Item 1.01.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements involve estimates, expectations, projections, goals, assumptions, known and unknown risks, and uncertainties and typically include words or variations of words such as “anticipate,” “believe,” “intend,” “plan,” “predict,” “outlook,” “objective,” “forecast,” “target,” “continue,” “will,” or “may” or other comparable terms and phrases. All statements that address operating performance, events, or developments that SunEdison expects or anticipates will occur in the future are forward-looking statements. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Factors that might cause such differences include, but are not limited to, a variety of economic, competitive, and regulatory factors, many of which are beyond SunEdison’s control and are described in SunEdison’s Form 10-K for the fiscal year ended December 31, 2014, as well as additional factors it may describe from time to time in other filings with the Securities and Exchange Commission. Forward-looking statements provide SunEdison’s current expectations or predictions of future conditions, events, or results and speak only as of the date they are made, but SunEdison can give no assurance that these expectations and assumptions will prove to have been correct and actual results may vary materially. SunEdison disclaims any obligation to update or revise any forward-looking statement, except as required by law.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
2.1    Amendment No. 1, dated January 15, 2016 to the Purchase and Sale Agreement, dated December 29, 2015, among SunEdison, Inc., as Seller Parent, SUNE Hawaii Solar Holdings, LLC, First Wind Solar Portfolio, LLC, First Wind California Holdings, LLC and SUNE Wind Holdings, Inc., as Sellers, Seller Note, LLC, as Note Issuer and Madison Dearborn Capital Partners IV, L.P., D. E. Shaw Composite Holdings, L.L.C., D. E. Shaw CF-SP Series 1 MWP Acquisition, L.L.C., D. E. Shaw CF-SP Series 13-04, L.L.C., D. E. Shaw CF-SP Series 8-01, L.L.C., D. E. Shaw CF-SP Series 11-06, L.L.C., D. E. Shaw CF-SP Series 10-07, L.L.C. and Northwestern University, as Buyers.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
SUNEDISON INC.

Date: January 20, 2016	By: /s/ Martin H. Truong
Martin H. Truong
Senior Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

2.1
Amendment No. 1, dated January 15, 2016 to the Purchase and Sale Agreement, dated December 29, 2015, among SunEdison, Inc., as Seller Parent, SUNE Hawaii Solar Holdings, LLC, First Wind Solar Portfolio, LLC, First Wind California Holdings, LLC and SUNE Wind Holdings, Inc., as Sellers, Seller Note, LLC, as Note Issuer and Madison Dearborn Capital Partners IV, L.P., D. E. Shaw Composite Holdings, L.L.C., D. E. Shaw CF-SP Series 1 MWP Acquisition, L.L.C., D. E. Shaw CF-SP Series 13-04, L.L.C., D. E. Shaw CF-SP Series 8-01, L.L.C., D. E. Shaw CF-SP Series 11-06, L.L.C., D. E. Shaw CF-SP Series 10-07, L.L.C. and Northwestern University, as Buyers.